UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) July 19, 2007
      -------------------------------------------------------------------


                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 ---- CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR ---- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the ---- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the ---- Exchange Act (17 CFO 240.13e-4(c))


Item 2.02      Results of Operations and Financial Condition.

On July 19, 2007, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing its financial results for the third fiscal quarter ended June 30, 2007. A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.

The information in this report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this report (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated July 19, 2007, issued by AMCON Distributing Company announcing financial results for the third fiscal quarter ended June 30, 2007

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: July 19, 2007             By :     Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President &
                                           Chief Financial Officer


                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

99.1 Press release, dated July 19, 2007, issued by AMCON Distributing Company announcing financial results for the third fiscal quarter ended June 30, 2007







                             Exhibit 99.1

AMCON DISTRIBUTING COMPANY REPORTS FULLY DILUTED THIRD QUARTER EARNINGS OF $1.29 PER SHARE

                              RELEASE

Chicago, IL, July 19, 2007 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce its results for the third fiscal quarter and nine months ended June 30, 2007. "Our two core businesses continue to perform in line with our expectations." said Christopher Atayan, AMCON's Chief Executive Officer. "However, management continues to devote considerable time and resources toward residual litigation in connection with our discontinued operations. Thus, we are delighted to have been able to show a fully diluted profit for the quarter."

For the first nine months of fiscal 2007, AMCON reported revenues of $602.2 million in its Wholesale Distribution segment and operating income before depreciation and amortization of $9.1 million. AMCON's retail health food business reported revenues of $28.4 million and operating income before depreciation and amortization of $2.4 million for the first nine months of fiscal 2007.

Andrew Plummer, AMCON's Chief Financial Officer said, "During the third quarter of fiscal 2007 we incurred legal and professional costs associated with our former beverage businesses of $1.0 million, or $1.21 per diluted share, which are accounted for in continuing operations. The producer price index published by the Bureau of Labor statistics continues to increase which ultimately increases the amount of the LIFO charge in our income statement. For the three months ended June 30, 2007, our wholesale division incurred a $0.3 million higher charge while retail health food incurred a $0.1 million
higher charge as compared to the same period in the prior year.    Our core
operations have continued to decrease operating expenses, maximize excise tax increases and take advantage of promotional opportunities."

Kathleen Evans, President of AMCON's wholesale division commented, "This quarter reflected well on the momentum we built at our trade show earlier this year. Market conditions remain competitive and we continue to emphasize our strong customer service as a competitive differentiation. Moreover, we are working closely with key vendors on several new promotions which we believe will enhance our customers' profitability."

"We believe the outlook for the natural foods category continues to be favorable" said Eric Hinkefent President of AMCON's retail health food subsidiary, "Our business model, which emphasizes high levels of customer service, is well received in the market. As such we are actively searching for opportunities to add new stores in our existing markets as well as to open new stores in selected new markets. We continue to invest in new equipment to enhance our customers' shopping experience."

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964













































                               AMCON Distributing Company and Subsidiaries
                                  Condensed Consolidated Balance Sheets
                                  June 30, 2007 and September 30, 2006
----------------------------------------------------------------------------------------------------
                                                                       June 2007          September
                                                                      (Unaudited)           2006
                                                                     ------------       ------------
ASSETS
Current assets:
  Cash                                                               $    588,135       $    481,138
  Accounts receivable, less allowance for doubtful
    accounts of $0.4 million and $0.9 million, respectively            26,653,708         27,815,751
  Inventories, net                                                     24,369,429         24,443,063
  Deferred income taxes                                                 2,045,006          1,972,988
  Current assets of discontinued operations                                 3,435          1,172,805
  Prepaid and other current assets                                      6,371,027          5,369,154
                                                                     ------------       ------------
     Total current assets                                              60,030,740         61,254,899

Property and equipment, net                                            11,521,419         12,528,539
Goodwill                                                                5,848,808          5,848,808
Other intangible assets                                                 3,410,003          3,439,803
Deferred income taxes                                                   5,386,739          6,772,927
Noncurrent assets from discontinued operations                          2,057,033          3,774,106
Other assets                                                            1,151,044          1,247,464
                                                                     ------------       ------------
                                                                     $ 89,405,786       $ 94,866,546
                                                                     ============       ============
LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)
Current liabilities:
  Accounts payable                                                   $ 12,323,037       $ 14,633,124
  Accrued expenses                                                      5,660,479          4,687,789
  Accrued wages, salaries and bonuses                                   1,470,837          1,879,699
  Income taxes payable                                                    155,716            168,936
  Current liabilities of discontinued operations                        7,703,401          7,461,549
  Current maturities of credit facility                                 3,346,000          3,896,000
  Current maturities of long-term debt                                    462,198            524,130
                                                                     ------------       ------------
     Total current liabilities                                         31,121,668         33,251,227
                                                                     ------------       ------------
Credit facility, less current maturities                               42,521,181         44,927,429
Long-term debt, less current maturities                                 6,716,001          7,069,357
Noncurrent liabilities of discontinued operations                       2,807,000          5,087,230

Series A cumulative, convertible preferred stock, $.01 par value
   100,000 shares outstanding, liquidation preference
   $25.00 per share                                                     2,438,355          2,438,355

Series B cumulative, convertible preferred stock, $.01 par value
   80,000 shares outstanding, liquidation preference
   $25.00 per share                                                     1,857,645          1,857,645

Series C cumulative, convertible preferred stock, $.01 par value
   80,000 shares outstanding, liquidation preference
   $25.00 per share                                                     1,982,372          1,982,372

Commitments and contingencies

Shareholders' equity (deficiency):
  Preferred stock, $0.01 par, 1,000,000 shares authorized,
    260,000 shares outstanding and issued in Series A, B and C
    referred to above                                                           -                  -
  Common stock, $.01 par value, 3,000,000
    shares authorized, 527,062 shares outstanding                           5,271              5,271
  Additional paid-in capital                                            6,316,276          6,278,476
  Accumulated deficit                                                  (6,359,983)        (8,030,816)
                                                                     ------------       ------------
     Total shareholders' deficiency                                       (38,436)        (1,747,069)
                                                                     ------------       ------------
                                                                     $ 89,405,786       $ 94,866,546
                                                                     ============       ============





                                     AMCON Distributing Company and Subsidiaries
                              Condensed Consolidated Unaudited Statements of Operations
                             for the three and nine months ended June 30, 2007 and 2006
---------------------------------------------------------------------------------------------------------
                                                 For the three months             For the nine months
                                                     ended June                       ended June
                                            -----------------------------   -----------------------------
                                                 2007            2006            2007            2006
                                            -------------   -------------   -------------   -------------
Sales (including excise taxes of $54.5
 million and $52.5 million, and $152.5
 million and $147.7 million, respectively)  $ 220,072,350   $ 222,190,246   $ 630,615,000   $ 616,211,117

Cost of sales                                 203,519,915     206,587,430     584,654,778     571,941,200
                                            -------------   -------------   -------------   -------------
Gross profit                                   16,552,435      15,602,816      45,960,222      44,269,917
                                            -------------   -------------   -------------   -------------
Selling, general and administrative expenses   12,950,797      12,855,727      38,401,805      38,087,524
Depreciation and amortization                     450,901         469,352       1,364,949       1,430,938
                                            -------------   -------------   -------------   -------------
                                               13,401,698      13,325,079      39,766,754      39,518,462
                                            -------------   -------------   -------------   -------------
Operating income                                3,150,737       2,277,737       6,193,468       4,751,455
                                            -------------   -------------   -------------   -------------
Other expense (income):
 Interest expense                               1,174,440       1,215,463       3,682,951       3,482,814
 Other (income), net                              (79,636)        (44,424)       (144,816)        (94,016)
                                            -------------   -------------   -------------   -------------
                                                1,094,804       1,171,039       3,538,135       3,388,798
                                            -------------   -------------   -------------   -------------
Income from continuing operations
 before income tax expense                      2,055,933       1,106,698       2,655,333       1,362,657
Income tax expense                                809,000         434,000       1,047,000         560,000
                                            -------------   -------------   -------------   -------------
Income from continuing operations               1,246,933         672,698       1,608,333         802,657

Discontinued operations
 Gain on disposal of discontinued
  operations, net of income tax expense
  of $0.6 million                                       -               -         829,090               -

 Loss from discontinued operations,
  net of income tax (benefit) of ($0.1)
  million and ($0.2) million, and ($0.2)
  million and ($1.2) million, respectively       (131,740)       (326,447)       (453,432)     (2,143,152)
                                            -------------   -------------   -------------   -------------
(Loss) income on discontinued operations         (131,740)       (326,447)        375,658      (2,143,152)
                                            -------------   -------------   -------------   -------------
Net income (loss)                               1,115,193         346,251       1,983,991      (1,340,495)
Preferred stock dividend requirements            (104,386)       (104,386)       (313,158)       (260,492)
                                            -------------   -------------   -------------   -------------
Net income (loss) available to common
 shareholders                               $   1,010,807   $     241,865   $   1,670,833   $  (1,600,987)
                                            =============   =============   =============   =============
  Basic earnings (loss) per share
   available to common shareholders:
    Continuing operations                   $        2.17   $        1.08   $        2.46   $        1.03
    Discontinued operations                         (0.25)          (0.62)           0.71           (4.07)
                                            -------------   -------------   -------------   -------------
  Net basic earnings (loss) per share
   available to common shareholders         $        1.92   $        0.46   $        3.17   $       (3.04)
                                            =============   =============   =============   =============
  Diluted earnings (loss) per share
   available to common shareholders:
    Continuing operations                   $        1.44   $        0.79   $        1.87   $        0.95
    Discontinued operations                         (0.15)          (0.38)           0.44           (3.53)
                                            -------------   -------------   -------------   -------------
  Net diluted earnings (loss) per share
   available to common shareholders         $        1.29   $        0.41   $        2.31   $       (2.58)
                                            =============   =============   =============   =============
Weighted average shares outstanding:
  Basic                                           527,062         527,062         527,062         527,062
  Diluted                                         862,598         854,187         858,085         606,660


                            AMCON Distributing Company and Subsidiaries
                           Condensed Consolidated Unaudited Statements of Cash Flows
                               for the nine months ended June 30, 2007 and 2006
---------------------------------------------------------------------------------------------------
                                                                           2007            2006
                                                                       ------------    ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                                                    $  1,983,991    $ (1,340,495)
  Deduct: income (loss) from discontinued operations, net of tax            375,658      (2,143,152)
                                                                        ------------    ------------
  Income from continuing operations                                       1,608,333         802,657

  Adjustments to reconcile net income from
   continuing operations to net cash flows
    from operating activities:
     Depreciation                                                         1,335,149       1,401,140
     Amortization                                                            29,800          29,798
     (Gain) loss on sale of property and equipment                          (16,667)         11,570
     Stock based compensation                                                37,800          45,000
     Deferred income taxes                                                1,314,170        (563,234)
     Provision (benefit) for losses on doubtful accounts                    (93,192)        430,489
     Provision for losses on inventory obsolescence                         148,568         188,602

  Changes in assets and liabilities:
     Accounts receivable                                                  1,255,235      (2,784,964)
     Inventories                                                            (74,934)     (6,743,551)
     Prepaid and other current assets                                    (1,001,873)        345,108
     Other assets                                                            96,420         171,950
     Accounts payable                                                    (2,310,087)     (1,160,812)
     Accrued expenses and accrued wages, salaries and bonuses               563,828        (488,713)
     Income taxes payable and receivable                                    (13,220)       (118,798)
                                                                       ------------    ------------
Net cash flows from operating activities - continuing operations          2,879,330      (8,433,758)
Net cash flows from operating activities - discontinued operations       (1,951,797)       (806,978)
                                                                       ------------    ------------
Net cash flows from operating activities                                    927,533      (9,240,736)

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment                                   (345,637)       (595,489)
     Proceeds from sales of property and equipment                           34,275          34,199
     Purchase of trademark                                                        -         (15,000)
                                                                       ------------    ------------
Net cash flows from investing activities - continuing operations           (311,362)       (576,290)
Net cash flows from investing activities - discontinued operations        3,965,394             (69)
                                                                       ------------    ------------
Net cash flows from investing activities                                  3,654,032        (576,359)

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net principal (payments) borrowings on bank credit agreements       (2,956,248)      7,538,006
     Net proceeds from preferred stock issuance                                   -       1,982,372
     Proceeds from borrowings of long-term debt                                   -         109,811
     Dividends paid on preferred stock                                     (313,158)       (260,492)
     Principal payments on long-term debt                                  (415,288)       (499,359)
                                                                       ------------    ------------
Net cash flows from financing activities - continuing operations         (3,684,694)      8,870,338
Net cash flows from financing activities - discontinued operations         (789,874)        484,504
                                                                       ------------    ------------
Net cash flows from financing activities                                 (4,474,568)      9,354,842
                                                                       ------------    ------------
Net change in cash                                                          106,997        (462,253)

Cash, beginning of period                                                   481,138         546,273
                                                                       ------------    ------------
Cash, end of period                                                    $    588,135    $     84,020
                                                                       ============    ============
Supplemental disclosure of cash flow information:
  Cash paid during the period for interest                             $  3,729,280    $  3,488,161
  Cash paid (refunded) during the period for income taxes                    99,050          (1,577)

Supplemental disclosure of non-cash information:
  Buyer's assumption of HNWC lease in connection with
  the sale of HNWC's assets - discontinued operations                       225,502               -

  Issuance of note payable in exchange for
  accounts payable - discontinued operations                                      -         362,716


-end-